UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0234

Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Common Stock Fund, Inc.
Annual Report December 31, 2004 Seeking Total Return Through a Combination of Capital Appreciation and Current Income

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents
To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	31
Directors and Officers	32
Required Federal Income Tax Information	36
For More Information	back cover

To The Stockholders

Your annual shareholder report for Seligman Common Stock Fund, Inc. follows this letter. This report contains an interview with your Fund’s portfolio managers, as well as investment results and financial statements, including a portfolio of investments. For the year ended December 31, 2004, Seligman Common Stock Fund, Inc. posted a total return of 11.82% based on the net asset value of Class A shares. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, delivered a total return of 7.78%, and the stock market, as measured by the S&P 500, returned 10.87%.

Thank you for your continued support of Seligman Common Stock Fund, Inc. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered Public Accounting Firm	General Counsel
Deloitte & Touche LLP	Sullivan & Cromwell LLP

Interview With Your Portfolio Managers
John Cunningham and Michael McGarry

Q:	How did Seligman Common Stock Fund, Inc. perform during the twelve months ended December 31, 2004?

A:	Seligman Common Stock Fund, Inc. delivered a total return of 11.82%, based on the net asset value of Class A shares for the year ended December 31, 2004. During the same time period, the S&P 500 returned 10.87%, and the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average, posted a total return of 7.78%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
Overall, 2004 was a good year for investors, although much of the stock market’s advance came in the fourth quarter. The stock market held on to the strong gains of 2003 and produced returns that are consistent with longer-term performance — high single- to low double-digit returns. Aside from a few ups and downs, the US economy remained strong, corporate profits grew at a healthy pace, and consumers continued to spend. That is not to say that investors were free from worry during 2004. Job creation remained sluggish throughout much of the year. Hostilities in Iraq also continued during the period. From March to June, there was a sharp increase in long-term interest rates (the 10-year Treasury yield rose nearly 0.75% during the quarter), which rattled the equity market. One reason for the increase in rates was the strong jobs report released in March, which created positive investor sentiment on the direction of the economy. Then, during the second half of the year, investors had concerns about slow economic growth and decelerating corporate profit growth. During the third quarter, there was a sharp increase in the price of oil and other commodity prices; this was due, in part, to the continued strong economic growth in China. As oil prices began to moderate at the end of October, the equity market started its year-end rally. A quick and decisive resolution to the US presidential election, after much uncertainty leading up to the event, also cheered investors.

The Federal Reserve Board, confident in the economic recovery, began a series of incremental interest-rate increases in June. In what were widely anticipated moves, the Fed raised the short-term federal funds rate on five occasions during 2004, for a total increase of 1.25%. Short-term interest rates, which had started the year at 1.00%, ended the year at 2.25%. Despite second-quarter volatility, long-term rates, as measured by the 10-year Treasury, ended the year little changed. The US dollar weakened in comparison to other major currencies, particularly in the fourth quarter. Concerns about the US current account deficit and budget deficit played a role in the dollar’s decline.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	In 2004 the Fund performed well both on an absolute basis and relative to the benchmark S&P 500 Index. The stock market favored “old economy” sectors such as energy, industrials, materials, and utilities during the year. Value stocks outperformed growth stocks, and investors paid more attention to dividend-paying stocks. The Fund continued to pursue its strategy of paying close attention to company fundamentals and valuation, and was able to take advantage of these market themes.

Interview With Your Portfolio Managers
John Cunningham and Michael McGarry

On an absolute basis, energy and utilities were the Fund’s strongest-performing sectors. The Fund’s largest sector weightings were in financials, information technology, and health care. Stock selection in the financials sector was a slight negative in terms of performance relative to the S&P 500. The Fund was somewhat overweighted in the information technology sector, which was among the market’s weaker-performing sectors. This overweighting detracted slightly from relative investment results, but the Fund’s technology holdings as a whole performed better than those of the benchmark. Industrials stocks performed strongly in 2004, and the Fund’s stock selection in this area was a major positive contributor to relative investment results; the Fund’s industrial conglomerate holdings performed especially well. Given the run-up in oil prices during the year, the Fund’s overweighting in the energy sector boosted both relative and absolute investment results. Health care was the S&P 500’s worst-performing sector during 2004, but because of good stock selection, the Fund’s health care holdings performed well and were additive to relative investment results.

__________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

 A Team Approach

Seligman Common Stock Fund, Inc. is managed by Seligman’s Core Investment Team, headed by John B. Cunningham. He and Co-Portfolio Manager Michael McGarry are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund’s objective. Team members include Francis Fay (trader), Claudia Francois, Edward Mehalick, Brian Turner, and Nancy Wu.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. With respect to Class I shares, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, total returns that included those periods would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in the S&P 500 Index, for the 10-year period ended December 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The S&P 500 Index excludes the effect of taxes, fees and sales charges.

___________
1
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2004

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	2.48%	6.51%	(5.18)%	5.50%	n/a		n/a	n/a	n/a
Without Sales Charge	7.59	11.82	(4.26)	6.01	n/a		n/a	n/a	n/a
Class B
With CDSCØ	2.16	5.93	(5.35)	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.16	10.93	(4.98)	n/a	2.62	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC†	5.07	8.86	(5.17)	n/a	n/a		(4.52)%	n/a	n/a
Without Sales Charge and CDSC	7.16	10.92	(4.98)	n/a	n/a		(4.35)	n/a	n/a
Class D
With 1% CDSC	6.16	9.93	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.16	10.93	(5.00)	5.20	n/a		n/a	n/a	n/a
Class I	7.79	12.23	n/a	n/a	n/a		n/a	1.02%	n/a
Class R
With 1% CDSC	6.55	10.57	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	7.55	11.57	n/a	n/a	n/a		n/a	n/a	19.34%
S&P 500**	7.18	10.87	(2.30)	12.07	9.18		0.50	3.77	20.22
Lipper Large-Cap Core Funds Average**	5.63	7.78	(3.45)	9.98	6.89	††	(0.49)	1.52	17.10

___________
See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/04	$11.58	$11.37	$11.38	$11.37	$11.61	$11.58
6/30/04	10.83	10.61	10.62	10.61	10.87	10.81
12/31/03	10.42	10.25	10.26	10.25	10.44	10.42

___________
*	Returns for periods of less than one year are not annualized.
**
The Lipper Large-Cap Core Funds Average (Lipper Average) and the Standard & Poor’s 500 Composite Index (S&P 500) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. The Lipper Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio, price to book ratio, and three-year earnings growth relative to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.

Ø	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
†	The CDSC is 1% for periods of 18 months or less.
††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after the inception date.

Portfolio Overview

Diversification of Net Assets
December 31, 2004

				Percent of Net Assets December 31,
Common Stocks:	Issues	Cost	Value	2004	2003
Aerospace and Defense	1	$1,404,336	$1,725,900	0.6	2.1
Auto Components	1	2,268,129	3,195,704	1.1	1.0
Beverages	2	8,684,226	8,233,673	2.7	1.0
Biotechnology	2	2,994,715	3,263,188	1.1	1.3
Building Products	1	1,141,251	1,497,730	0.5	0.9
Capital Markets	4	8,381,113	8,821,008	2.9	5.3
Chemicals	2	4,605,456	5,904,149	1.9	1.1
Commercial Banks	3	8,292,118	10,057,000	3.3	4.1
Commercial Services and Supplies	2	4,754,452	5,293,862	1.7	1.0
Communications Equipment	6	10,465,844	11,611,879	3.8	1.4
Computers and Peripherals	4	12,339,007	15,162,025	5.0	4.4
Consumer Finance	2	4,943,934	5,568,665	1.8	1.3
Diversified Financial Services	3	11,214,476	13,590,147	4.5	3.6
Diversified Telecommunication Services	2	5,899,711	6,229,276	2.1	—
Electric Utilities	1	1,471,458	1,646,352	0.5	—
Electronic Equipment and Instruments	1	1,802,275	1,759,137	0.6	1.0
Energy Equipment and Services	2	2,083,657	2,644,749	0.9	1.1
Food and Staples Retailing	3	11,128,597	11,069,925	3.6	2.4
Food Products	2	3,502,758	3,851,409	1.3	1.3
Health Care Equipment and Supplies	1	1,051,610	1,233,180	0.4	0.9
Health Care Providers and Services	2	4,334,875	5,564,090	1.8	1.6
Hotels, Restaurants and Leisure	2	5,002,324	6,471,304	2.1	3.4
Household Durables	—	—	—	—	0.8
Household Products	2	5,227,867	6,368,955	2.1	1.3
Index Derivatives	1	2,280,700	2,277,940	0.8	—
Industrial Conglomerates	2	12,228,111	17,020,416	5.6	4.6
Insurance	5	12,574,758	14,958,141	4.9	5.4
Internet and Catalog Retail	1	1,006,733	2,298,187	0.8	1.3
Internet Software and Services	2	3,063,317	2,992,247	1.0	—
Machinery	2	4,320,974	6,184,797	2.0	2.7
Media	4	12,253,141	12,475,892	4.1	3.8
Metals and Mining	2	5,023,452	4,849,007	1.6	2.2
Multi-Line Retail	1	1,267,228	1,542,321	0.5	0.5
Multi-Utilities and Unregulated Power	1	1,884,616	2,596,325	0.9	0.7
Oil and Gas	3	8,091,374	11,397,705	3.8	6.3
Paper and Forest Products	1	1,331,699	1,702,010	0.6	1.6
Pharmaceuticals	8	29,488,191	30,649,531	10.1	8.0
Real Estate	—	—	—	—	0.7

(Continued on page 8.)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2004

				Percent of Net Assets December 31,
Common Stocks:	Issues	Cost	Value	2004	2003
Semiconductors and Semiconductor Equipment	4	$9,701,618	$9,417,051	3.1	3.6
Software	4	15,695,840	17,743,975	5.8	6.8
Specialty Retail	2	2,467,995	3,031,234	1.0	1.6
Thrifts and Mortgage Finance	2	4,085,797	4,812,406	1.6	2.0
Tobacco	1	5,793,839	8,059,090	2.6	3.0
Wireless Telecommunication Services	2	4,299,652	5,505,216	1.8	—
	99	259,853,224	300,276,798	98.9	97.1
Short-Term Holding and Other Assets Less Liabilities	1	3,369,426	3,369,426	1.1	2.9
Net Assets	100	$263,222,650	$303,646,224	100.0	100.0

Largest Industries
December 31, 2004

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Andrx*	L-3 Communications Holdings**
Alcoa*	ConocoPhillips**
Kroger*	Aetna**
Waste Management*	Autodesk**
Pfizer	Electronic Arts**
CIT Group*	U.S. Bancorp**
QUALCOMM*	Apartment Investment & Management (Class A)**
iShares DJ Select Dividend Index Fund*	Occidental Petroleum**
Texas Instruments*	Noble Energy**
EMC*	Exxon Mobil

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

___________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2004

Security	Value	Percent of Net Assets
General Electric	$11,618,315	3.8
Microsoft	9,929,965	3.3
Pfizer	9,181,268	3.0
Citigroup	8,635,109	2.8
Exxon Mobil	8,331,288	2.7
Altria Group	8,059,090	2.6
Wal-Mart Stores	6,199,483	2.0
Novartis (ADR)	5,675,642	1.9
International Business Machines	5,556,955	1.8
Tyco International	5,402,101	1.8

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/04	Annualized Expense Ratio*	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04
Class A	$1,000.00	1.29%	$1,075.90	$ 6.73	$1,018.65	$ 6.55
Class B	1,000.00	2.05%	1,071.60	10.67	1,014.83	10.38
Class C	1,000.00	2.05%	1,071.60	10.67	1,014.83	10.38
Class D	1,000.00	2.05%	1,071.60	10.67	1,014.83	10.38
Class I	1,000.00	0.87%	1,077.90	4.54	1,020.76	4.42
Class R	1,000.00	1.55%	1,075.50	8.09	1,017.34	7.86

___________
*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for description of each share class and its expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2004

	Shares or Warrants		Value
Common Stocks and Warrants 98.9%
Aerospace and Defense 0.6%
General Dynamics	16,500	shs.	$1,725,900

Auto Components 1.1%
Lear	52,380		3,195,704

Beverages 2.7%
Coca-Cola	99,100		4,125,533
PepsiCo	78,700		4,108,140
			8,233,673

Biotechnology 1.1%
Amgen*	38,100		2,444,305
Gilead Sciences*	23,400		818,883
			3,263,188

Building Products 0.5%
Masco	41,000		1,497,730

Capital Markets 2.9%
Goldman Sachs Group	24,520		2,551,061
Merrill Lynch	38,100		2,277,237
Morgan Stanley	14,730		817,810
Bank of New York	95,000		3,174,900
			8,821,008

Chemicals 1.9%
Dow Chemical	57,900		2,866,629
Praxair	68,800		3,037,520
			5,904,149

Commercial Banks 3.3%
Bank of America	77,860		3,658,641
Wachovia	88,440		4,651,944
Wells Fargo	28,100		1,746,415
			10,057,000

Commercial Services and Supplies 1.7%
ServiceMaster	169,600		2,338,784
Waste Management	98,700		2,955,078
			5,293,862

Communications Equipment 3.8%
Andrew*	105,800		1,442,583
Cisco Systems*	236,560		4,563,242
Lucent Technologies* (Warrants)	18,325	wts.	28,862

___________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Communications Equipment (continued)
Nokia (ADR)	97,300	$1,524,691
Nortel Networks*	403,400	1,407,866
QUALCOMM	62,300	2,644,635
		11,611,879

Computers and Peripherals 5.0%
Dell*	103,540	4,363,693
EMC*	213,700	3,177,719
Hewlett-Packard	98,410	2,063,658
International Business Machines	56,370	5,556,955
		15,162,025

Consumer Finance 1.8%
American Express	55,180	3,110,497
MBNA	87,200	2,458,168
		5,568,665

Diversified Financial Services 4.5%
CIT Group	53,100	2,433,042
Citigroup	179,226	8,635,109
J.P. Morgan Chase	64,650	2,521,996
		13,590,147

Diversified Telecommunication Services 2.1%
SBC Communications	46,800	1,206,036
Verizon Communications	124,000	5,023,240
		6,229,276

Electric Utilities 0.5%
PPL	30,900	1,646,352

Electronic Equipment and Instruments 0.6%
Jabil Circuit*	68,770	1,759,137

Energy Equipment and Services 0.9%
Noble*	25,600	1,273,344
Rowan Companies*	52,950	1,371,405
		2,644,749

Food and Staples Retailing 3.6%
Kroger*	191,500	3,358,910
Sysco	39,600	1,511,532
Wal-Mart Stores	117,370	6,199,483
		11,069,925

___________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Food Products 1.3%
Dean Foods*	58,200	$1,917,690
General Mills	38,900	1,933,719
		3,851,409

Health Care Equipment and Supplies 0.4%
Alcon	15,300	1,233,180

Health Care Providers and Services 1.8%
Andrx*	186,000	4,057,590
WellPoint*	13,100	1,506,500
		5,564,090

Hotels, Restaurants and Leisure 2.1%
Carnival	71,200	4,103,256
Marriott International (Class A)	37,600	2,368,048
		6,471,304

Household Products 2.1%
Colgate-Palmolive	47,900	2,450,564
Procter & Gamble	71,140	3,918,391
		6,368,955

Index Derivatives 0.8%
iShares DJ Select Dividend Index Fund	37,100	2,277,940

Industrial Conglomerates 5.6%
General Electric	318,310	11,618,315
Tyco International	151,150	5,402,101
		17,020,416

Insurance 4.9%
American International Group	81,500	5,352,105
Hartford Financial Services Group	30,030	2,081,379
PartnerRe	29,000	1,796,260
Prudential Financial	74,700	4,105,512
XL Capital (Class A)	20,900	1,622,885
		14,958,141

Internet and Catalog Retail 0.8%
eBay*	19,760	2,298,187

Internet Software and Services 1.0%
Ask Jeeves*	55,900	1,495,046
Check Point Software Technologies*	60,800	1,497,201
		2,992,247

___________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares	Value
Machinery 2.0%
Deere	33,600	$2,499,840
Illinois Tool Works	39,760	3,684,957
		6,184,797

Media 4.1%
Clear Channel Communications*	97,000	3,248,530
Time Warner*	260,900	5,071,896
Tribune	46,100	1,942,654
Univision Communications (Class A)*	75,600	2,212,812
		12,475,892

Metals and Mining 1.6%
Alcoa	94,100	2,956,622
Freeport-McMoRan Copper & Gold (Class B)	49,500	1,892,385
		4,849,007

Multi-Line Retail 0.5%
Target	29,700	1,542,321

Multi-Utilities and Unregulated Power 0.9%
Duke Energy	102,500	2,596,325

Oil and Gas 3.8%
BP (ADR)	28,500	1,664,400
ChevronTexaco	26,700	1,402,017
Exxon Mobil	162,530	8,331,288
		11,397,705

Paper and Forest Products 0.6%
Weyerhaeuser	25,320	1,702,010

Pharmaceuticals 10.1%
Forest Laboratories*	48,100	2,157,766
Johnson & Johnson	75,950	4,816,749
Eli Lilly	29,200	1,657,100
Merck	77,700	2,497,278
Novartis (ADR)	112,300	5,675,642
Pfizer	341,438	9,181,268
Watson Pharmaceuticals*	43,100	1,414,111
Wyeth	76,300	3,249,617
		30,649,531

___________
See footnotes on page 15.

Portfolio of Investments
December 31, 2004

	Shares or Principal Amount		Value
Semiconductors and Semiconductor Equipment 3.1%
Broadcom (Class A)*	48,500	shs.	$1,565,823
Intel	163,160		3,820,391
Taiwan Semiconductor Manufacturing (ADR)	197,256		1,674,703
Texas Instruments	95,700		2,356,134
			9,417,051

Software 5.8%
Computer Associates International	121,800		3,783,108
Microsoft	371,700		9,929,965
Oracle*	70,300		964,867
Symantec*	119,000		3,066,035
			17,743,975

Specialty Retail 1.0%
Advance Auto Parts*	34,500		1,506,960
Michaels Stores	50,860		1,524,274
			3,031,234

Thrifts and Mortgage Finance 1.6%
Fannie Mae	35,600		2,535,076
Freddie Mac	30,900		2,277,330
			4,812,406

Tobacco 2.6%
Altria Group	131,900		8,059,090

Wireless Telecommunication Services 1.8%
American Tower (Class A)*	83,600		1,538,240
Crown Castle International*	238,400		3,966,976
			5,505,216

Total Common Stocks and Warrants (Cost $259,853,224)			300,276,798

Repurchase Agreement 1.0%
State Street Bank & Trust 1.4%, dated 12/31/04 maturing 1/3/05 in the amounts of $2,966,346, collateralized by: $2,645,000 US Treasury Notes 6.5%, 2/15/10, with a fair market value of $3,057,456 (Cost $2,966,000)	$2,966,000		2,966,000

Total Investments (Cost $262,819,224) 99.9%			303,242,798

Other Assets Less Liabilities 0.1%			403,426

Net Assets 100.0%			$303,646,224

___________
* Non-income producing security.
ADR - American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investments, at value:
Common stocks and warrants (cost $259,853,224)	$300,276,798
Repurchase agreement (cost $2,966,000)	2,966,000
Total investments (cost $262,819,224)	303,242,798
Cash	51,310
Receivable for securities sold	858,225
Receivable for dividends and interest	347,481
Receivable for Capital Stock sold	112,339
Investment in, and expenses prepaid to, shareholder service agent	94,675
Other	12,635
Total Assets	304,719,463

Liabilities:
Payable for Capital Stock repurchased	691,980
Management fee payable	166,443
Distribution and service fees payable	84,867
Accrued expenses and other	129,949
Total Liabilities	1,073,239
Net Assets	$303,646,224

Composition of Net Assets:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized; 26,277,815 shares outstanding):
Class A	$11,406,229
Class B	597,137
Class C	229,660
Class D	719,606
Class I	172,432
Class R	13,844
Additional paid-in capital	294,742,023
Dividends in excess of net investment income	(33,896)
Accumulated net realized loss	(44,624,385)
Net unrealized appreciation of investments	40,423,574
Net Assets	$303,646,224

Net Asset Value Per Share:
Class A ($264,141,857 ÷ 22,812,457 shares)	$11.58
Class B ($13,581,137 ÷ 1,194,273 shares)	$11.37
Class C ($5,227,245 ÷ 459,321 shares)	$11.38
Class D ($16,370,495 ÷ 1,439,212 shares)	$11.37
Class I ($4,004,906 ÷ 344,864 shares)	$11.61
Class R ($320,584 ÷ 27,688 shares)	$11.58

___________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $16,950)	$5,817,935
Interest	45,425
Total Investment Income	5,863,360

Expenses:
Management fee	1,965,769
Distribution and service fees	1,006,944
Shareholder account services	816,409
Registration	101,081
Custody and related services	81,052
Auditing and legal fees	78,236
Shareholder reports and communications	51,616
Directors’ fees and expenses	17,707
Miscellaneous	26,726
Total Expenses	4,145,540
Net Investment Income	1,717,820

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	30,561,232
Payments received from the Manager (Note 8)	107,746
Net change in unrealized appreciation of investments	757,770
Net Gain on Investments	31,426,748
Increase in Net Assets from Operations	$33,144,568

___________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Operations:
Net investment income	$1,717,820	$844,781
Net realized gain on investments	30,561,232	476,187
Payments received from the Manager (Note 8)	107,746	—
Net change in unrealized appreciation/depreciation of investments	757,770	60,894,834
Increase in Net Assets from Operations	33,144,568	62,215,802

Distributions to Shareholders:
Net investment income:
Class A	(1,621,308)	(813,904)
Class I	(35,829)	(18,064)
Class R	(1,240)	(2)
Decrease in Net Assets from Distributions	(1,658,377)	(831,970)

Capital Share Transactions:
Net proceeds from sales of shares	5,741,679	15,665,089
Investment of dividends	1,032,446	497,272
Exchanged from associated funds	3,893,043	5,120,449
Total	10,667,168	21,282,810
Cost of shares repurchased	(50,738,536)	(59,123,284)
Exchanged into associated funds	(3,509,829)	(5,304,454)
Total	(54,248,365)	(64,427,738)
Decrease in Net Assets from Capital Share Transactions	(43,581,197)	(43,144,928)
Increase (Decrease) in Net Assets	(12,095,006)	18,238,904

Net Assets:
Beginning of Year	315,741,230	297,502,326
End of Year (net of dividends in excess of net investment income of $33,896 and $43,689, respectively)	$303,646,224	$315,741,230

___________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2004 amounted to $129,989,397 and $167,603,206, respectively.

4.
Management Fee, Distribution Services, and Other Transactions —The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,604 from sales of Class A shares. Commissions of $34,647 and $1,350 were paid to dealers from sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $631,827 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $146,874, $58,790, $168,245, and $1,208, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2004, such charges amounted to $9,621.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $2,078.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received commissions of $4,139 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $131,125, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $816,409 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $165,200. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $44,379 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2004, the Fund did not borrow from the credit facility.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $262,855,849. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

Notes to Financial Statement

At December 31, 2004, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$46,197,028
Gross unrealized depreciation of portfolio securities	(5,810,079)
Net unrealized appreciation of portfolio securities	40,386,949
Capital loss carryforward	(44,587,760)
Undistributed income	10,483
Total accumulated losses	$(4,190,328)

At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $44,587,760, which is available for offset against future taxable net capital gains, with $5,909,220 expiring in 2009, $33,227,305 expiring in 2010 and $5,451,235 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Year Ended December 31,
	2004		2003
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	203,589	$2,188,610	1,297,050	$12,443,266
Investment of dividends	87,237	995,377	49,420	479,205
Exchanged from associated funds	195,431	2,136,627	254,113	2,329,327
Converted from Class B**	165,544	1,773,507	—	—
Total	651,801	7,094,121	1,600,583	15,251,798
Cost of shares repurchased	(3,695,156)	(39,759,459)	(5,210,686)	(48,262,385)
Exchanged into associated funds	(213,896)	(2,284,289)	(370,003)	(3,345,786)
Total	(3,909,052)	(42,043,748)	(5,580,689)	(51,608,171)
Decrease	(3,257,251)	$(34,949,627)	(3,980,106)	$(36,356,373)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	50,752	$534,997	81,362	$717,387
Exchanged from associated funds	103,787	1,104,503	132,116	1,202,682
Total	154,539	1,639,500	213,478	1,920,069
Cost of shares repurchased	(333,919)	(3,520,171)	(367,626)	(3,263,333)
Exchanged into associated funds	(48,719)	(508,542)	(97,625)	(845,751)
Converted to Class A**	(169,081)	(1,773,507)	—	—
Total	(551,719)	(5,802,220)	(465,251)	(4,109,084)
Decrease	(397,180)	$(4,162,720)	(251,773)	$(2,189,015)

___________
See footnotes on page 24.

Notes to Financial Statement

	Year Ended December 31,
	2004		2003
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	31,388	$333,238	110,163	$988,877
Exchanged from associated funds	11,938	125,712	79,760	718,423
Total	43,326	458,950	189,923	1,707,300
Cost of shares repurchased	(216,601)	(2,269,735)	(235,133)	(2,120,134)
Exchanged into associated funds	(17,819)	(188,979)	(40,816)	(354,479)
Total	(234,420)	(2,458,714)	(275,949)	(2,474,613)
Decrease	(191,094)	$(1,999,764)	(86,026)	$(767,313)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	163,748	$1,720,079	110,580	$985,393
Exchanged from associated funds	49,619	521,854	97,765	870,017
Total	213,367	2,241,933	208,345	1,855,410
Cost of shares repurchased	(460,278)	(4,822,245)	(566,793)	(5,086,935)
Exchanged into associated funds	(50,380)	(528,019)	(86,307)	(758,438)
Total	(510,658)	(5,350,264)	(653,100)	(5,845,373)
Decrease	(297,291)	$(3,108,331)	(444,755)	$(3,989,963)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	57,827	$619,170	56,849	$528,666
Investment of dividends	3,132	35,829	1,842	18,064
Total	60,959	654,999	58,691	546,730
Cost of shares repurchased	(28,672)	(313,309)	(45,056)	(390,497)
Increase	32,287	$341,690	13,635	$156,233
Class R	Year Ended December 31, 2004		April 30, 2003* to December 31, 2003
Net proceeds from sales of shares	32,047	$345,585	173	$1,500
Investment of dividends	109	1,240	—	3
Exchanged from associated funds	382	4,347	—	—
Total	32,538	351,172	173	1,503
Cost of shares repurchased	(5,023)	(53,617)	—	—
Increase	27,515	$297,555	173	$1,503

___________
*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

Notes to Financial Statement

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time the orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Common Stock Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $107,746 paid to Seligman Common Stock Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$10.42	$8.49	$11.55	$13.41	$14.93
Income (Loss) from Investment Operations:
Net investment income	0.07	0.03	0.05	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.16	1.93	(3.06)	(1.86)	(1.36)
Total from Investment Operations	1.23	1.96	(3.01)	(1.80)	(1.28)
Less Distributions:
Dividends from net investment income	(0.07)	(0.03)	(0.05)	(0.06)	(0.07)
Distributions from net realized capital gains	—	—	—	—	(0.17)
Total Distributions	(0.07)	(0.03)	(0.05)	(0.06)	(0.24)
Net Asset Value, End of Year	$11.58	$10.42	$8.49	$11.55	$13.41

Total Return	11.82%#	23.11%	(26.10)%	(13.40)%	(8.67)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$264,142	$271,692	$255,027	$409,769	$550,547
Ratio of expenses to average net assets	1.28%	1.31%	1.31%	1.18%	1.12%
Ratio of net investment income to average net assets	0.66%	0.38%	0.48%	0.54%	0.52%
Portfolio turnover rate	43.50%	140.33%	174.50%	105.62%	61.27%

___________
See footnotes on page 30.

Financial Highlights

CLASS B
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$10.25	$8.39	$11.44	$13.30	$14.85
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.13	1.89	(3.02)	(1.83)	(1.34)
Total from Investment Operations	1.12	1.86	(3.05)	(1.86)	(1.38)
Less Distributions:
Distributions from net realized capital gains	—	—	—	—	(0.17)
Total Distributions	—	—	—	—	(0.17)
Net Asset Value, End of Year	$11.37	$10.25	$8.39	$11.44	$13.30

Total Return	10.93%#	22.17%	(26.66)%	(13.98)%	(9.37)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,581	$16,312	$15,456	$25,513	$31,196
Ratio of expenses to average net assets	2.04%	2.07%	2.06%	1.93%	1.87%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.38)%	(0.27)%	(0.21)%	(0.23)%
Portfolio turnover rate	43.50%	140.33%	174.50%	105.62%	61.27%

___________
See footnotes on page 30.

Financial Highlights

CLASS C
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$10.26	$8.39	$11.45	$13.32	$14.87
Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.03)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.13	1.90	(3.03)	(1.84)	(1.34)
Total from Investment Operations	1.12	1.87	(3.06)	(1.87)	(1.38)
Less Distributions:
Distributions from net realized capital gains	—	—	—	—	(0.17)
Total Distributions	—	—	—	—	(0.17)
Net Asset Value, End of Year	$11.38	$10.26	$8.39	$11.45	$13.32

Total Return	10.92%#	22.29%	(26.73)%	(14.04)%	(9.36)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,227	$6,671	$6,179	$10,592	$10,388
Ratio of expenses to average net assets	2.04%	2.07%	2.06%	1.93%	1.87%
Ratio of net investment loss to average net assets	(0.10)%	(0.38)%	(0.27)%	(0.21)%	(0.23)%
Portfolio turnover rate	43.50%	140.33%	174.50%	105.62%	61.27%

___________
See footnotes on page 30.

Financial Highlights

CLASS D
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Year	$10.25	$8.39	11.45	$13.32	$14.87
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	1.13	1.89	(3.03)	(1.84)	(1.34)
Total from Investment Operations	1.12	1.86	(3.06)	(1.87)	(1.38)
Less Distributions:
Distributions from net realized capital gains	—	—	—	—	(0.17)
Total Distributions	—	—	—	—	(0.17)
Net Asset Value, End of Year	$11.37	$10.25	$8.39	$11.45	$13.32

Total Return	10.93%#	22.17%	(26.73)%	(14.04)%	(9.36)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$16,370	$17,800	$18,302	$32,230	$44,469
Ratio of expenses to average net assets	2.04%	2.07%	2.06%	1.93%	1.87%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.38)%	(0.27)%	(0.21)%	(0.23)%
Portfolio turnover rate	43.50%	140.33%	174.50%	105.62%	61.27%

___________
See footnotes on page 30.

Financial Highlights

CLASS I						CLASS R
	Year Ended December 31,			11/30/01* to		Year Ended	4/30/03* to
	2004	2003	2002	12/31/01		12/31/04	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$10.44	$8.49	$11.55	$11.55		$ 10.42	$8.66
Income (Loss) from Investment Operations:
Net investment income	0.11	0.07	0.10	—	‡	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.17	1.94	(3.07)	0.02		1.17	1.77
Total from Investment Operations	1.28	2.01	(2.97)	0.02		1.21	1.78
Less Distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.09)	(0.02)		(0.05)	(0.02)
Total Distributions	(0.11)	(0.06)	(0.09)	(0.02)		(0.05)	(0.02)
Net Asset Value, End of Period	$11.61	$10.44	$8.49	$11.55		$11.58	$10.42

Total Return	12.23%#	23.72%	(25.82)%	0.17%		11.57%#	20.50%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,005	$3,265	$2,539	$21		$ 321	$2
Ratio of expenses to average net assets	0.90%	0.98%	0.92%	0.78	%†	1.54%	1.58	%†
Ratio of net investment income (loss) to average net assets	1.04%	0.71%	0.87%	0.83	%†	0.40%	0.09	%†
Portfolio turnover rate	43.50%	140.33%	174.50%	105.62	%††	43.50%	140.33	%ø
Without management fee waiver:øø
Ratio of expenses to average net assets			0.96%	1.37	%†
Ratio of net investment income to average net assets			0.83%	0.24	%†

______________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2001.
Ø	For the year ended December 31, 2003.
ØØ	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
‡	Less than + or - $0.01.
#
Excluding the effect of the payments received from the Manager (Note 8), total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Common Stock Fund is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (71)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

___________
See footnotes on page 35.

Directors and Officers

Independent Directors (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (75)[1,3] • Director: 1970 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (63)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds†(except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds† and Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

___________
See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)* • Director: 1999 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date
Managing Director and Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

John B. Cunningham (40) • Vice President and Co-Portfolio Manager: Sep. 2004 to Date
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Tri-Continental Corporation and Seligman Income and Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock Portfolio and Income and Growth Portfolio. Formerly, Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management.

Michael F. McGarry (41) • Vice President and Co-Portfolio Manager: From Jan. 2005
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock Portfolio. Formerly, Vice President, J. & W. Seligman & Co. Incorporated.

___________
See footnotes on page 35.

Directors and Officers

Interested Directors and Principal Officers (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40) • Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212)682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

___________

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Required Federal Income Tax Information (unaudited)

Of ordinary dividends paid to shareholders during the Fund’s fiscal year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2004, the Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income.

For More Information

Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone
    Access Service

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.gov.[1]

Proxy Voting Policies and Procedures
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

__________
[1] The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

EQCS2 12/04

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$37,407	$35,676
Audit-Related Fees	-	-
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$118,630	$126,130
Tax Fees	13,703	7,500
All Other Fees	43,000	-

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e)(1)
The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2)	No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,627, respectively.

(h)	All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman
John R. Galvin	Betsy S. Michel
John E. Merow	Leroy C. Richie

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2005

SELIGMAN COMMON STOCK FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.